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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 7, 1999



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                    94-3121462
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)


                2033 Gateway Place, Suite 600, San Jose, CA 95110
              (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500

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ITEM 5. OTHER EVENTS

     On July 7, 1999, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Celtrix Pharmaceuticals Common Stock to Trade on the Nasdaq Small Cap Market. Further details regarding this announcement are contained in the Company's news release dated July 7, 1999, attached as exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  EXHIBITS

Exhibit 21  Celtrix Pharmaceuticals, Inc. News Release dated July 7, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  July 7, 1999                  By: /s/ DONALD D. HUFFMAN
                                     -------------------------------------------
                                     Donald D. Huffman
                                     Vice President, Finance & Administration
                                     Chief Financial Officer (Duly authorized
                                     principal financial and accounting officer)

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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


Exhibit Number
--------------

Exhibit 21  Celtrix Pharmaceuticals, Inc. Press Release dated July 7, 1999.